Investment Adviser
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Board of Directors
   John F. Curley, Jr., Chairman
   Nelson A. Diaz
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, DC

Independent Accountants
   PricewaterhouseCoopers LLP
   Baltimore, MD


   This report is not to be distributed unless preceded or accompanied by a prospectus.


                      Legg Mason Wood Walker, Incorporated
                  -------------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 . 539 . 0000


LMF-222
8/00



                               Semi-Annual Report
                                 June 30, 2000

                                   Legg Mason
                                     Focus
                                  Trust, Inc.


                                     [LEGG
                                     MASON
                                     FUNDS
                                     Logo]
                           The Art of Investing(SM)

To Our Shareholders,

  We are pleased to provide you with the semi-annual report for Legg Mason Focus Trust, Inc. for the six months ended June 30, 2000.

  On the following pages, Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance.

  We hope you will consider using the Fund for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Legg Mason Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.


                                  Sincerely,

                                  /s/ Edward A. Taber, III
                                  ------------------------
                                  Edward A. Taber, III
                                  President

August 4, 2000

Portfolio Manager's Comments
Focus Trust

Performance Analysis

      Legg Mason Focus Trust's total returns for the first quarter, second quarter, and year to date are shown below with total returns of the Fund's two comparable benchmark indices: the Standard & Poor's 500 Index, an index of widely held common stocks, and Lipper Analytical Services, Inc.'s ("Lipper's") index of Large-Cap Core funds.

                                          First      Second      Year
                                         Quarter    Quarter    to Date
   --------------------------------------------------------------------
   Focus Trust                            -4.48%     -3.89%     -8.20%

   S&P 500 Stock Composite Index          +2.29%     -2.66%     -0.42%
   Lipper Large-Cap Core Fund Index       +4.27%     -2.28%     +1.89%

  The Fund's average annual total returns for one, two, three, four, and five years are shown below, as well as total return information for the same periods for the S&P 500 Index and the Lipper Large-Cap Core Fund Index.

                                                    Average Annual Total Returns,
                                                    Periods Ending June 30, 2000
                                        ----------------------------------------------------
                                         1 Year    2 Years    3 Years    4 Years    5 Years
   -----------------------------------------------------------------------------------------
   Focus Trust                            -1.36%    +11.96%    +20.59%    +21.55%    +20.87%

   S&P 500 Stock Composite Index          +7.24%    +14.74%    +19.66%    +23.26%    +23.80%
   Lipper Large-Cap Core Fund Index      +10.44%    +14.35%    +19.20%    +21.70%    +21.94%

  As you can see from the above results, Focus Trust, true to form, has continued to provide shareholders with a "bumpy" ride over the short run and a "smoother" ride over the long run. This, as we have explained on numerous occasions, is a common occurrence among concentrated low-turnover mutual funds. Concentrated funds (funds that own less than twenty stocks) tend to carry volatility ratings (measured by the beta coefficient) that are substantially higher than broadly invested funds (funds that own more than one hundred stocks).

  Some investors equate volatility with risk. This suggests that the more bouncy the stock price of a security or the net asset value of a mutual fund is in relation to an index, the greater the likelihood either is to lose money for investors. Volatility as a risk measurement tool was embraced by the financial services industry soon after the 1973-1974 bear market. Not surprisingly, after so many investors suffered through the worst stock market decline since the Great Depression, consistency of positive returns became a paramount goal. However, what may surprise many is the fact that standard deviation as a measurement tool had existed and was generally ignored for over twenty years. The concept of standard deviation was first introduced by Harry Markowitz in a 1952 paper titled "Portfolio Selection." In this landmark paper, Markowitz connected the idea of risk and return by arguing that investors could not expect to earn high returns without being willing to accept the risks involved. Risk defined as losing money was tied by Markowitz to the bounciness of a stock price. The more bouncy a stock is, the greater the chance of losing money. Conversely, if a stock price bounced very little, then it was assumed there was very little chance of losing money.

  About the same time Markowitz was writing his paper, Warren Buffett was taking Ben Graham's class, "Security Analysis," at Columbia University. Graham, like Markowitz, also thought about risk. After all, Graham lost his early fortune in the 1929 stock market crash. But unlike Markowitz, Graham did not equate risk with bounciness. Rather he equated risk with economics. If Graham could purchase a company for less than its book value, he figured he was taking very little risk despite how much the price of the company bounced. In fact, the more the stock price declined relative to the company's book value, the less risk Graham figured he was taking. This commonsense approach immediately connected with Warren Buffett. When stock prices declined in the 1970s, Warren believed, just as Graham had taught him, that he was taking less risk with each purchase he made at lower prices. But this mindset was at diametric odds with the more popularized notion of standard deviation as a measurement of risk.

  Over the last twenty-five years, there have been two separate definitions of risk. One is price-based, the other is economic-based. Modern portfolio theory promotes a price-based model of risk. Warren Buffett, and a cadre of other like-minded investors, embrace an economic model of risk. Who is right and who is wrong? The answer largely depends upon your time horizon. Those who judge their success or failure over short periods are more likely to embrace a price-based model of risk, whereas those who are measuring their performance over multiple years care more about economic risk. If you are going to be a buy-and-hold investor (which is the mandate for Focus Trust), what becomes paramount is the economic risk we take since our future rate of return will be determined by the economics of the businesses we own.

  At the recent Morningstar Conference, Leah Zell, who manages the Acorn International Fund, suggested the stock market, over the short run, appears to react first to sentiment, then earnings, then lastly fundamentals. However, over the long term, Zell argued market prices are determined largely by fundamentals, then earnings, then lastly sentiment. If you are a long-term investor, what is most important to your thinking is the fundamentals of your business. What a long-term investor wants to know is whether the company they own has a sustainable long-term competitive advantage that will allow the company to earn high cash returns on invested capital at a rate greater than the market rate of return. If it does, and you have bought the company at a reasonable price, you can assume the future price of the company will, over the long term, track growth in economics and hence outpace the market. However, if you are a short-term investor, what becomes most important is identifying sentiment indicators that will help you predict what stocks to buy or sell in the short run.

  As you well know, our style at Focus Trust commands that we pay particular attention to our companies' long-term fundamentals. By this measurement, our portfolio exceeds the long-term baseline economic growth of the market. As such, we should expect that as long as our companies perform economically well, our long-term price performance should be equally as good. But what do we do when one of our stock's long-term economic advantages is temporarily derailed by short-run sentiment indicators? First, we have to suffer through difficult periods of price underperformance. Second, we must look to purchase more shares of above-average companies at below-average prices. The first event causes short-term emotional discomfort. The second event ensures we will be well rewarded over the long term for any short-term deficits.

Year-to-Date Market Review

  The Federal Reserve began tightening in June 1999. Since then, the Fed has raised rates six times, increasing the Federal Funds rate 175 basis points./1/ This action, not unexpectedly, has begun to slow economic growth. Twelve months after the Fed began a concerted effort to slow the U.S. economy, its effects are now being measured. Housing and auto sales are flattening. Employment growth is slowing and wage growth is not accelerating. With slowing economic growth, we can also expect lower inflation. Although oil prices are up sharply over the last year, it is highly unlikely oil prices will

--------------
/1/ 100 basis points = 1%.

continue to march higher. Political and economic pressure has reached a fever point that in turn has caused oil-producing countries to increase production. Most expect inflation to be lower, not higher, over the next twelve months.

  With a slowing economy also comes slower-gaining equity markets. Each of the major indices (Dow Jones Industrial Average, S&P 500, NASDAQ Composite) are all trading down from earlier highs and at present appear to be locked into lateral movements. Any short-term rise in prices is soon offset by profit taking. This tug-of-war between bulls and bears is not surprising. It reflects the division between those who believe the economy can achieve a soft landing versus those who are forecasting a hard landing and its dire consequence.

  It is interesting to note there is a growing chorus of investment minds who are predicting much lower stock price gains in the years ahead than what we have experienced over the last decade. Money managers are preaching diminished expectations, trying to prepare their clients for the days when stock indices won't go up 20%-30%-40% year in and year out. Historically, stock prices track closely to the growth in earnings. Admittedly, the decade of the 1990s has been an exceptionally great period for corporate earnings. A bustling U.S. economy coupled with a prosperous world economy has created a windfall for many companies.

  This year, S&P 500 earnings are expected to be approximately $57, up from $32 in 1994. Over the last six years, earnings are up 80%, over 13% per year, while stock prices have gained over 200%. How did this happen? Generally speaking, market multiples have expanded for two principal reasons. First has been the significant drop in interest rates. Lower discount rates translate into higher valuations. Second has been the steady increase in productivity that has translated into higher returns on capital. This combination of lower interest rates and higher returns on capital mixed in with a solid dose of economic growth has pushed stock prices to record valuations. What we must now prepare for is the likelihood that interest rates will not drop significantly lower, that productivity gains will be less year-over-year and the strong possibility the Fed's hike in interest rates will slow growth in corporate earnings. S&P 500 earnings are expected to rise to $62 in 2001, a 9% annual gain that pales when compared to the earnings gain over the past several years.

  We are joining the chorus of other portfolio managers and investment advisers who warn their clients not to build in high expectations for future stock price gains. This is not to say we expect a bear market. We do not. However, we think it would be naive to expect that stock prices will continue to rise at the rate we have experienced over the last six years. Even so, we do expect stocks to outperform bonds and bonds to outperform cash.

  As far as Focus Trust is concerned, we currently own a portfolio of outstanding companies. Each company generates above-average returns on capital, and as a group our portfolio generates cash earnings that are expected to grow at a rate faster than the 9% estimate for the S&P 500. Although we have experienced a modest decline in our net asset value, I am confident the economics of what we own will propel our investments higher.

  As always, I appreciate your support and confidence. If you have any questions about Focus Trust, please do not hesitate to contact us.


                                                Robert G. Hagstrom, CFA
                                                Portfolio Manager

July 11, 2000
DJIA 10727.19

   Performance Information
   Legg Mason Focus Trust, Inc.

Total Returns for One, Three and Five Years and Life of Fund as of June 30, 2000

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

    The Fund's total returns as of June 30, 2000, are as follows:

    Average Annual Total Return:
      One Year                                                            -1.36%
      Three Years                                                        +20.59
      Five Years                                                         +20.87
      Life of Fund (Inception April 17, 1995)                            +20.27

    Cumulative Total Return:
      One Year                                                            -1.36%
      Three Years                                                        +75.38
      Five Years                                                        +157.94
      Life of Fund (Inception April 17, 1995)                           +161.55

                         -----------------------------

Selected Portfolio Performance(dagger)

   Strong performers for the six months ended June 30, 2000*
   -------------------------------------------------------------
   1. Avon Products, Inc.                                 +34.8%
   2. Harley-Davidson, Inc.                               +20.2%
   3. Citigroup Inc.                                       +8.4%
   4. International Business Machines
        Corporation                                        +1.4%

   (dagger) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.
   * Securities held for the entire period.

   Weak performers for the six months ended June 30, 2000*
   -------------------------------------------------------------
   1. Unisys Corporation                                  -54.4%
   2. Amazon.com, Inc.                                    -52.3%
   3. America Online, Inc.                                -30.1%
   4. Gateway, Inc.                                       -21.2%

Portfolio Changes

   Securities added since December 31, 1999
   -------------------------------------------------------------
   American International Group, Inc.
   Eastman Kodak Company
   The Home Depot, Inc.
   WorldCom, Inc.

   Securities sold since December 31, 1999
   -------------------------------------------------------------
   Freddie Mac
   Koninklijke (Royal) Philips Electronics N.V.
   Lloyds TSB Group, plc
   United Asset Management Corporation

   Statement of Net Assets
   Legg Mason Focus Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

                                                                                    Shares/Par              Value
   ---------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 90.4%
   Communications Services -- 5.6%
     Telephone -- 5.6%
     WorldCom, Inc.                                                                        285              $ 13,061/A/
                                                                                                            --------
   Consumer Cyclicals -- 25.2%
     Leisure Time (Products) -- 9.8%
     Harley-Davidson, Inc.                                                                 274                10,549
     International Speedway Corporation                                                    292                12,081
                                                                                                            --------
                                                                                                              22,630
                                                                                                            --------
     Retail (Building Supplies) -- 2.3%
     The Home Depot, Inc.                                                                  108                 5,393
                                                                                                            --------
     Retail (General Merchandise) -- 6.8%
     Wal-Mart Stores, Inc.                                                                 273                15,732
                                                                                                            --------
     Retail (Home Shopping) -- 3.2%
     Amazon.com, Inc.                                                                      206                 7,480/A/
                                                                                                            --------
     Services (Advertising/Marketing) -- 3.1%
     WPP Group plc                                                                         100                 7,263
                                                                                                            --------
   Consumer Staples -- 11.4%
     Personal Care -- 6.0%
     Avon Products, Inc.                                                                   315                14,018
                                                                                                            --------
     Restaurants -- 5.4%
     McDonald's Corporation                                                                379                12,493
                                                                                                            --------
   Financials -- 24.3%
     Financial (Diversified) -- 12.4%
     American Express Company                                                              270                14,074
     Citigroup Inc.                                                                        245                14,761
                                                                                                            --------
                                                                                                              28,835
                                                                                                            --------
     Insurance (Multi-Line) -- 6.1%
     American International Group, Inc.                                                    120                14,041
                                                                                                            --------
     Insurance (Property/Casualty) -- 5.8%
     Berkshire Hathaway Inc. - Class A                                                     .25                13,450/A/
                                                                                                            --------

                                                                                    Shares/Par              Value
   ---------------------------------------------------------------------------------------------------------------------
   Technology -- 23.9%
     Communications Equipment -- 1.4%
     Nokia Oyj                                                                              63               $  3,121
                                                                                                             --------
     Computers (Hardware) -- 12.1%
     Gateway, Inc.                                                                         343                19,448/A/
     International Business Machines Corporation                                            80                 8,732
                                                                                                            --------
                                                                                                              28,180
                                                                                                            --------
     Computers (Software/Services) -- 7.1%
     America Online, Inc.                                                                  200                10,550/A/
     Unisys Corporation                                                                    415                 6,039/A/
                                                                                                            --------
                                                                                                              16,589
                                                                                                            --------
     Photography/Imaging -- 3.3%
     Eastman Kodak Company                                                                 130                 7,735
                                                                                                            --------
   Total Common Stock and Equity Interests (Identified Cost -- $196,628)                                     210,021
   ---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 9.0%
   Bank of America
     6.82%, dated 6/30/00, to be repurchased at $10,432 on 7/3/00
     (Collateral: $11,619 Freddie Mac mortgage-backed securities,
     6.00%, due 9/1/28, value $10,691)                                                 $10,426                10,426
   Goldman, Sachs & Company
     6.82%, dated 6/30/00, to be repurchased at $10,432 on 7/3/00
     (Collateral: $10,561 Fannie Mae mortgage-backed securities,
     8.50%, due 10/1/28, value $10,822)                                                 10,427                10,427
                                                                                                            --------
   Total Repurchase Agreements (Identified Cost -- $20,853)                                                   20,853
   ---------------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.4% (Identified Cost -- $217,481)                                                  230,874
   Other Assets Less Liabilities -- 0.6%                                                                       1,435
                                                                                                            --------
   Net assets -- 100.0%                                                                                     $232,309
                                                                                                            ========

   Legg Mason Focus Trust, Inc.

   ---------------------------------------------------------------------------------------------------------------------
   Net assets consisting of:
   Accumulated paid-in capital applicable to
    9,700 shares outstanding                                                                                $218,803
   Accumulated net investment income/(loss)                                                                     (867)
   Accumulated net realized gain/(loss) on investments and
    foreign currency transactions                                                                                980
   Unrealized appreciation/(depreciation) of investments and
    foreign currency transactions                                                                             13,393
                                                                                                            --------
   Net assets -- 100.0%                                                                                     $232,309
                                                                                                            ========
   Net asset value per share:
     Primary Class                                                                                            $23.95
                                                                                                              ======
   ---------------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.
   N.M. -- Not meaningful.

   See notes to financial statements.

   Statement of Operations
   Legg Mason Focus Trust, Inc.
   For the Six Months Ended June 30, 2000  (Unaudited)
   (Amounts in Thousands)

   ---------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends/A/                                                                              $    728
   Interest                                                                                       668
                                                                                             --------
       Total income                                                                                         $  1,396

Expenses:
   Investment advisory fee                                                                        859
   Distribution and service fees                                                                1,228
   Transfer agent and shareholder servicing expense                                                67
   Audit and legal fees                                                                            23
   Custodian fee                                                                                   36
   Directors' fees                                                                                  4
   Organization expense                                                                             2
   Registration fees                                                                               29
   Reports to shareholders                                                                          7
   Other expenses                                                                                   7
                                                                                             --------
     Total expenses                                                                                            2,262
                                                                                                            --------
   Net Investment Income/(Loss)                                                                                 (866)

Net Realized and Unrealized Gain/(Loss) on Investments:

   Realized gain/(loss) on investments sold                                                    11,239
   Change in unrealized appreciation/(depreciation) of investments                            (32,936)
                                                                                             --------
   Net Realized and Unrealized Gain/(Loss) on Investments                                                    (21,697)
   ---------------------------------------------------------------------------------------------------------------------
   Change in Net Assets Resulting From Operations                                                           $(22,563)
   ---------------------------------------------------------------------------------------------------------------------

   /A/ Net of foreign taxes withheld of $44.

   See notes to financial statements.

   Statement of Changes in Net Assets
   Legg Mason Focus Trust, Inc.
   (Amounts in Thousands)

                                                                        Six Months Ended    Year Ended
                                                                             6/30/00         12/31/99
   -----------------------------------------------------------------------------------------------------
                                                                           (Unaudited)
Change in Net Assets:
   Net investment income/(loss)                                             $   (866)        $ (1,617)
   Net realized gain/(loss) on investments sold                               11,239          (10,259)
   Change in unrealized appreciation/(depreciation) of investments           (32,936)          35,142
   -----------------------------------------------------------------------------------------------------
   Change in net assets resulting from operations                            (22,563)          23,266
   Change in net assets from Fund share transactions                         (20,752)         205,269
   -----------------------------------------------------------------------------------------------------
   Change in net assets                                                      (43,315)         228,535
Net Assets:
   Beginning of period                                                       275,624           47,089
   -----------------------------------------------------------------------------------------------------
   End of period                                                            $232,309         $275,624
   -----------------------------------------------------------------------------------------------------
   Undistributed net investment income/(loss), end of period                $   (867)        $     (1)
   -----------------------------------------------------------------------------------------------------

   See notes to financial statements.

Financial Highlights
Legg Mason Focus Trust, Inc.


  Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                          Investment Operations                     Distributions
                                --------------------------------------  --------------------------------------
                                                                                       From
                     Net Asset      Net           Net         Total        From         Net                     Net Asset
                      Value,    Investment  and Unrealized     From         Net      Realized                     Value,
                     Beginning    Income/   Gain/(Loss) on  Investment  Investment    Gain on        Total        End of
                     of Period    (Loss)      Investments   Operations    Income    Investments  Distributions    Period
-------------------------------------------------------------------------------------------------------------------------
Six Months Ended
  June 30, 2000*       $26.09     $(.09)/A/    $(2.05)       $(2.14)      $  --       $   --         $  --        $23.95
Years Ended Dec. 31,
  1999                  22.00      (.15)/A/      4.24          4.09          --           --            --         26.09
  1998                  16.32      (.06)/A/      6.68          6.62          --         (.94)         (.94)        22.00
  1997                  13.01      (.11)/A/      3.89          3.78          --         (.47)         (.47)        16.32
  1996                  11.17      (.05)/A/      1.96          1.91          --         (.07)         (.07)        13.01
  1995/B/               10.00       .06/A/       1.17          1.23        (.06)          --          (.06)        11.17
-------------------------------------------------------------------------------------------------------------------------

                                                    Ratios/Supplemental Data
                       --------------------------------------------------------------------------------
                                                           Net
                                                        Investment                        Net Assets,
                                        Expenses       Income/(Loss)      Portfolio          End of
                          Total        to Average       to Average        Turnover           Period
                          Return       Net Assets       Net Assets          Rate         (in thousands)
-------------------------------------------------------------------------------------------------------
Six Months Ended
  June 30, 2000*           (8.20)%/C/   1.84%/A,D/       1.20%/A,D/          47%             $232,309
Years Ended Dec. 31,
  1999                     18.59%       1.90%/A/         (.91)%/A/           14%              275,624
  1998                     41.47%       1.93%/A/         (.89)%/A/           21%               47,089
  1997                     29.10%       2.00%/A/         (.74)%/A/           14%                8,093
  1996                     17.14%       2.00%/A/         (.40)%/A/            8%                7,327
  1995/B/                  12.29%/C/    1.92%/A,D/       1.19%/A,D/           --                5,061
-------------------------------------------------------------------------------------------------------

   /A/ Net of fees waived pursuant to a voluntary expense limitation of 1.75% of average daily net assets through September 1, 1995, 2.00% through June 30, 1998, and 1.90% through April 30, 2001. If no fees had been waived, the annualized ratio of expenses to average net assets for the years ended December 31, 1999, 1998, 1997 and 1996, and for the period April 17, 1995 to December 31, 1995, would have been 1.93%, 2.71%, 4.04%, 4.96%
       and 7.89%, respectively.
   /B/ For the period April 17, 1995 (commencement of operations) to December
       31, 1995.
   /C/ Not annualized.
   /D/ Annualized.
    *  Unaudited.

   See notes to financial statements.

   Notes to Financial Statements
   Legg Mason Focus Trust, Inc.
   (Amounts in Thousands) (Unaudited)
   -----------------------------------------------------------------------------
1. Significant Accounting Policies:

      The Legg Mason Focus Trust, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

   Security Valuation

      Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by the Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2000, receivables for securities sold and payables for securities purchased were as follows:

   Receivable for             Payable for
   Securities Sold        Securities Purchased
   --------------------------------------------
        $180                    $1,418

   Deferred Organizational Expenses

      Deferred organizational expenses of $65 are being amortized on a straight line basis over 5 years commencing on the date the Fund's operations began. Legg Mason Fund Adviser, Inc. ("LMFA"), the Fund's investment adviser, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that LMFA purchased from Focus Capital Advisory, L.P. on June 30, 1998, and which remain outstanding at the time of redemption.

   Federal Income Taxes

      No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

   -----------------------------------------------------------------------------
   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
      For the six months ended June 30, 2000, investment transactions (excluding short-term investments) were as follows:

   Purchases              Proceeds From Sales
   ------------------------------------------
   $108,070                    $134,309

      At June 30, 2000, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes were as follows:

                                                      Net
                                                 Appreciation/
     Cost     Appreciation     Depreciation     (Depreciation)
   -----------------------------------------------------------
   $217,481      $27,786         $(14,393)          $13,393

3. Repurchase Agreements:

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

      On June 30, 1998, LMFA purchased the assets of Focus Capital Advisory, L.P. ("Focus Capital"). For the period June 28, 1997 to June 30, 1998, Focus Capital served as the Fund's investment adviser. Prior to June 28, 1997, Lloyd, Leith & Sawin, Inc. served as investment adviser to the Fund.

      Effective June 30, 1998, the Fund entered into an investment advisory and management agreement with LMFA. Pursuant to its agreement, LMFA provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of its average daily net assets.

      LMFA has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.90% of average daily net assets until April 30, 2001, as shown in the chart below:

                                           Six Months Ended
                                            June 30, 2000     At June 30, 2000
                                           ----------------   ----------------
    Expense           Expense Limitation      Management         Management
   Limitation          Expiration Date       Fees Waived        Fees Payable
   ---------------------------------------------------------------------------
      1.90%             April 30, 2001             $0               $138

   -----------------------------------------------------------------------------
      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as the Fund's distributor. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

                                    At June 30, 2000
                                ------------------------
   Distribution    Service      Distribution and Service
       Fee           Fee              Fees Payable
   -----------------------------------------------------
       0.75%        0.25%                 $197

      No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the six months ended June 30, 2000. Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $31 for the six months ended June 30, 2000.

      LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Fund Share Transactions:

      At June 30, 2000, there were 100,000 shares authorized at $.001 par value for the Fund. Share transactions were as follows:

                                                               Reinvestment
                                           Sold              of Distributions            Repurchased             Net Change
                                     -----------------   -------------------------   --------------------   --------------------
                                     Shares    Amount       Shares        Amount      Shares      Amount      Shares     Amount
--------------------------------------------------------------------------------------------------------------------------------
Six Months Ended June 30, 2000        2,341   $ 56,933        --           $ --       $(3,203)   $(77,685)      (862)  $(20,752)
Year Ended December 31, 1999         10,297    251,272        --             --        (1,875)    (46,003)     8,422    205,269

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

Equity Funds:                             Specialty Funds:
Value Trust, Inc.                         Market Neutral Trust
Special Investment Trust, Inc.            Balanced Trust
Total Return Trust, Inc.                  Financial Services Fund
American Leading Companies                Opportunity Trust
 Trust
Classic Valuation Fund
Focus Trust, Inc.
U.S. Small-Capitalization
 Value Trust

Global Funds:                             Taxable Bond Funds:
Global Income Trust                       U.S. Government Intermediate-Term
Europe Fund                                Portfolio
International Equity Trust                Investment Grade Income Portfolio
Emerging Markets Trust                    High Yield Portfolio

Tax-Free Bond Funds:                      Money Market Funds:
Tax-Free Intermediate-Term                U.S. Government Money Market
 Income Trust                              Portfolio
Maryland Tax-Free Income Trust            Cash Reserve Trust
Pennsylvania Tax-Free Income Trust        Tax Exempt Trust, Inc.

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                                 [LEGG
                                                                 MASON
                                                                 FUNDS
                                                                 Logo]
                                                       The Art of Investing(SM)